Exhibit 32.2
CERTIFICATION OF L. ALLISON DUKES
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with Invesco Ltd.'s (the “Company”) Quarterly Report on Form 10-Q for the period ended September 30, 2026 (the “Report”), I, L. Allison Dukes, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.    the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 3, 2026	/s/ L. ALLISON DUKES
L. Allison Dukes
Senior Managing Director and Chief Financial Officer